Supplement dated November 1, 2017

to the Prospectuses and Statement of Additional Information (SAI) dated May 1, 2017,

as supplemented, for the following Funds:

Funds
COLUMBIA ACORN TRUST
Columbia Acorn® Fund
Columbia Acorn International®
Columbia Acorn USA®
Columbia Acorn International SelectSM
Columbia Acorn SelectSM
Columbia Thermostat FundSM
Columbia Acorn Emerging Markets FundSM
Columbia Acorn European FundSM

Effective immediately, each Fund’s Prospectus and SAI are supplemented as follows:

Class R4, Class R5, Class Y and Class Z shares are renamed and all references to such share classes are hereby replaced with the following new share class names:

Former Share Class Name	New Share Class Name (and abbreviation)
(prior to November 1, 2017)	(as of November 1, 2017)
Class R4	Advisor Class (Class Adv)
Class R5	Institutional 2 Class (Class Inst2)
Class Y	Institutional 3 Class (Class Inst3)
Class Z	Institutional Class (Class Inst)

Effective immediately (unless otherwise noted), each Fund’s Prospectus is supplemented as follows:

1.	The first category of eligible investors (omnibus retirement plans) for Class Adv shares (formerly known as Class R4 shares) described in the table that appears in the “Choosing a Share Class — Summary of Share Class Features” section and within the “Buying, Selling and Exchanging Shares — Buying Shares — Class R4 Shares” section is hereby superseded and replaced with the following:

(i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms;

2.	The description of eligible investors for Class Inst shares (formerly known as Class Z shares) set forth in the table that appears in “Choosing a Share Class — Summary of Share Class Features” section is hereby superseded and replaced with the following:

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000, including investors who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform; closed to (i) accounts of financial intermediaries that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Inst shares and (ii) omnibus group retirement plans, subject to certain exceptions(c)

3.	All references in the “Buying, Selling and Exchanging Shares” section to a “T plus three” (i.e., trade date plus three business days) settlement cycle are hereby superseded and replaced with a “T plus two” settlement cycle.

4.	The headings (1) “Small Account Policy — Class A, Class B, Class C and Class Z Share Accounts Below the Minimum Account Balance,” (2) “Small Account Policy — Class A, Class B, Class C and Class Z Share Accounts Minimum Balance Fee,” (3) “Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee,” and (4) “Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts,” within the “Buying, Selling and Exchanging Shares — Transactions Rules and Policies” section, and the information set forth beneath each heading, are hereby superseded and replaced with the following:

Small Account Policy — Class A, Class C and Class Inst Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable minimum account balance. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. Generally, you may avoid such an automatic sale by raising your account balance to at least $250 or consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts). The minimum account balance varies among share classes and types of accounts, as follows:

Minimum Account Balance

Minimum Account Balance
For all classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all classes except those listed below	None
Class Adv, Class Inst2, Class Inst3 and Class R	None

For shares held directly with the Funds’ Transfer Agent, if your shares are sold, the Transfer Agent will remit the sale proceeds to you. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance to at least $250, consolidating your multiple accounts you may have with the Funds through an exchange (so as to maintain at least $250 in each of your accounts), or setting up a Systematic Investment Plan (described below). For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.

Small Account Policy — Class A, Class C and Class Inst Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally could be subject to a $20 annual fee. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares or for other reasons.

For shares held directly with the Funds’ Transfer Agent, this fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your multiple accounts you may have with the Funds, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your financial intermediary. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

For shares purchased and held for your benefit through a financial intermediary, this fee could be assessed through the automatic sale of Fund shares in your account if instructed by the Fund and the transaction can be operationally administered by the intermediary.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance) and Minimum Balance Fee

The automatic sale of Fund shares in accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class Adv, Class Inst2, Class Inst3 and Class R shares; shareholders holding their shares through financial intermediary networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable minimum account balance does not apply to individual retirement plans.

Small Account Policy — Financial Intermediary Networked and Wrap Fee Accounts

The Funds may automatically redeem, at any time, financial intermediary networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

For shares purchased and held for your benefit through a financial intermediary, the Funds may instruct the intermediary to automatically sell your Fund shares if the transaction can be operationally administered by the intermediary.

5.	Effective December 1, 2017, footnote (a) to the table under the heading “Minimum Initial Investments” in the “Buying, Selling and Exchanging Shares — Buying Shares” section is hereby revised to add the following information:

There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.

Effective immediately, the Funds’ SAI is supplemented as follows:

1.	The following footnote is added to the “Sales Charge Reductions – Front-End Sales Charge Waivers (Class A Shares)” subsection of Appendix S:

*Any shareholder with a Direct-at-Fund account (i.e., shares held directly with the Fund through the Transfer Agent) that is eligible to purchase shares without a front-end sales charge by virtue of having qualified for a previous waiver may continue to purchase shares without a front-end sales charge if they no longer qualify under a category described in the prospectus or in this section. Otherwise, you must qualify for a front-end sales charge waiver described in the prospectus or in this section.

2.	The last sentence of the first paragraph in the “About the Funds’ Investments — Lending Securities” section is deleted and replaced with the following:

See Investment Advisory and Other Services — Other Service Providers — Securities Lending Agent for more information about the income and fees associated with the Funds’ securities lending activities.

3.	The last sentence of the first paragraph in the “Investment Advisory and Other Services — Other Service Providers — Securities Lending Agent” section is deleted and replaced with the following:

See About the Funds’ Investments — Lending Securities for more information about the Funds’ securities lending program.

4.	The following is added after the first paragraph in the “Investment Advisory and Other Services — Other Service Providers — Securities Lending Agent” section:

The following table provides information on the income and fees associated with the Funds’ securities lending activities during the Funds’ most recent fiscal year. As used in the table below, the term “revenue split” refers to the share of revenue generated by the Funds’ securities lending program that is paid to GSAL.

Securities Lending Activities as of December 31, 2016
	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn Select	Columbia Acorn International Select	Columbia Acorn European Fund	Columbia Acorn Emerging Markets Fund	Columbia Thermostat Fund	Columbia Acorn Trust
Gross income from securities lending activities (including income from cash collateral reinvestment)	$444,308	$1,016,430	$65,379	$8,971	$17,639	$10,856	$4,321	--	$1,567,907

Fees and/or compensation for securities lending activities and related services

Fees paid to GSAL from revenue split	$152,227	$633,827	$22,590	$511	$17,552	$10,666	$2,018	--	$839,394

Fees paid for cash collateral management (including fees deducted from the third-party institutional money market fund in which collateral is invested)	$207,404	$485,401	$31,111	$5,083	$8,443	$5,175	$2,182	--	$744,801

Administrative fees not included in revenue split	--	--	--	--	--	--	--	--	--

Indemnification fee not included in revenue split	--	--	--	--	--	--	--	--	--

Rebates paid to borrowers(1)	$(1,665,946)	$(7,391,871)	$(248,114)	$(2,500)	$(210,206)	$(127,647)	$(23,090)	--	$(9,669,376)

Other fees not included in revenue split	--	--	--	--	--	--	--	--	--

Aggregate fees / compensation for securities lending activities	$(1,306,314)	$(6,272,642)	$(194,412)	$3,094	$(184,210)	$(111,806)	$(18,889)	--	$(8,085,180)

Net income from securities lending activities	$1,750,623	$7,289,072	$259,792	$5,877	$201,850	$122,662	$23,210	--	$9,653,088

(1)	Due to the relatively low interest rate environment during 2016, borrower rebates were negative, which resulted in borrowers making payments to lending Funds.

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